EXHIBIT 10.20

          SIXTH AMENDMENT TO LETTER OF INTENT TO ENTER INTO OPTION AND
                            STOCK PURCHASE AGREEMENT

     THIS SIXTH AMENDMENT TO LETTER OF INTENT TO ENTER INTO OPTION AND STOCK PURCHASE AGREEMENT, is dated this 8th day of September, 1997, and is made between RADIO ONE, INC., and ALLIED CAPITAL FINANCIAL CORPORATION.

     Radio  One,  Inc.  ("Buyer")  and  Allied  Capital  Financial   Corporation
("Seller") have executed a letter of intent dated March 12, 1997, which was accepted by Seller on March 13, 1997 ("Letter"). The Letter describes the terms upon which the parties would enter into an Option and Stock Purchase Agreement ("Agreement") whereby Buyer would acquire from Seller its option to acquire the stock of Broadcast Holdings, Inc., licensee of Station WYCB(AM), Washington, D.C.

     Buyer and Seller agree that it would be mutually beneficial to amend the provision contained in the Letter, as amended, which required that the parties enter into an Agreement on or before August 29, 1997.

     In consideration of the parties' mutual agreement to continue in good faith to finalize the Agreement, which the parties hereby acknowledge constitutes good and valuable consideration, Buyer and Seller agree that the penultimate paragraph of the Letter, as amended, is revised to substitute the date of September 30, 1997, for that of August 29, 1997.

     Except as described above, the terms and conditions of the Letter, as amended on May 6, 1997, May 30, 1997, June 5, 1997, July 1, 1997, and July 31,
1997, shall not be modified.

     This amendment may be signed in counterparts, facsimile signatures to be binding upon receipt by facsimile transmission.


AGREED TO:                                   AGREED TO:



 /s/                                         /s/
--------------------------------             -----------------------------------
Alfred C. Liggins, III                       Gay Truscott
Radio One, Inc.                              Allied Capital Financial
                                             Corporation